                                                                      EXHIBIT 25

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [__]
                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

               (Exact name of trustee as specified in its charter)

                                                            59-2283428
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

800 Brickell Avenue
Suite 300
Miami, Florida                                              33131
(Address of principal executive offices)                    (Zip code)

                           ---------------------------

                              IASIS Healthcare LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                    20-1150104
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)


                            IASIS Capital Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                    20-1278389
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                   Arizona Diagnostic & Surgical Center, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1799439
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                      Baptist Joint Venture Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796514
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                        Beaumont Hospital Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796501
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                          Biltmore Surgery Center, Inc.
               (Exact name of obligor as specified in its charter)

Arizona                                                     86-0837176
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                     Biltmore Surgery Center Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796499
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                   Brookwood Diagnostic Center of Tampa, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1801013
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                            Clinicare of Texas, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1801973
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                             Clinicare of Utah, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795211
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                          Davis Hospital Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795217
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                      Davis Surgical Center Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796493
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                          Decisionpoint Services, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1797794
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                 First Choice Physicians Network Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796513
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                               IASIS Finance, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1797792
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                        IASIS Finance Texas Holdings, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                    20-1311933
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                         IASIS Healthcare Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1798194
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                      IASIS Hospital Nurse Staffing Company
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796492
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                            IASIS Management Company
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1797795
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                         IASIS Physician Services, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1801974
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                               IASIS Transco, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1801016
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                      Jordan Valley Hospital Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795215
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                                  MCS/AZ, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1799433
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                         Memorial Hospital of Tampa, LP
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795584
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)


                            Mesa General Hospital, LP
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795590
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                      Metro Ambulatory Surgery Center, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796497
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)


                           North Vista Hospital, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    20-0470861
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                        Palms of Pasadena Homecare, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1797790
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                         Palms of Pasadena Hospital, LP
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795583
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                        Pioneer Valley Health Plan, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795212
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                          Pioneer Valley Hospital, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795216
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                       Rocky Mountain Medical Center, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795213
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                     Salt Lake Regional Medical Center, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795214
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                            Seaboard Development LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1756039
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                        Southbridge Plaza Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796491
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                         Southwest General Hospital, LP
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795572
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)


                        SSJ St. Petersburg Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796504
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                       St. Luke's Behavioral Hospital, LP
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795588
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                          St. Luke's Medical Center, LP
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795587
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)


                       Tampa Bay Staffing Solutions, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1797791
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)


                          Tempe St. Luke's Hospital, LP
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795586
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                           Town & Country Hospital, LP
               (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795580
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

117 Seaboard Lane, Building E
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)


                           ---------------------------

                    8-3/4% Senior Subordinated Notes due 2014
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                       Name                                          Address
                       ----                                          -------
         Comptroller of the Currency
         United States Department of the Treasury
                                                            Washington, D.C. 20219
         Federal Reserve Bank                               Atlanta, Georgia 30309


         Federal Deposit Insurance Corporation              Washington, D.C. 20429

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-100717).

         2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-100717).

         3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-100717).

         4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-100717).



         6. The consent of the trustee required by Section 321(b) of the Act.

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Atlanta, and State of Georgia, on the 9th day of July, 2004.


                                      THE BANK OF NEW YORK TRUST
                                      COMPANY, N.A.

                                      By:  /s/ Barbara Royal
                                           -------------------------------------
                                      Name:   Barbara Royal
                                      Title:  Assistant Vice President

                                    SIGNATURE


         Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Georgia, and State of Atlanta, on the 9th day of July, 2004.


                                          THE BANK OF NEW YORK TRUST
                                          COMPANY, N.A.

                                          By:   /s/ BARBARA ROYAL
                                            ------------------------------------
                                          Name:   BARBARA ROYAL
                                          Title:  ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 6



                             CONSENT OF THE TRUSTEE




Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of IASIS Healthcare LLC 8-3/4% Senior Subordinated Notes due 2014 The Bank of New York Trust Company, N.A. hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                              THE BANK OF NEW YORK TRUST
                                              COMPANY, N.A.


                                              By: /s/ Barbara Royal
                                                 -----------------------------
                                                 Name: Barbara Royal
                                                 Title: Assistant Vice President


Atlanta, Georgia
July 9, 2004

                                                                       EXHIBIT 7



                      Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               of 800 Brickell Avenue, Suite 100, Miami, FL 33131


         At the close of business March 31, 2004, published in accordance with Federal regulatory authority instructions.


                                                                                   Dollar Amounts
                                                                                    in Thousands
ASSETS

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin ...............................................       5,651
         Interest-bearing balances .............................................       3,302
Securities:
         Held-to-maturity securities ...........................................           0
         Available-for-sale securities .........................................       8,726
Federal funds sold and securities
         purchased under agreements to resell:
         Federal funds sold ....................................................           0
         Securities purchased under agreements to resell .......................           0
Loans and lease financing receivables:
         Loans and leases held for sale ........................................           0
         Loans and leases,
           net of unearned income ..............................................           0
         LESS: Allowance for loan and
           lease losses ........................................................           0
         Loans and leases, net of unearned
           income and allowance ................................................           0
Trading assets .................................................................           0
Premises and fixed assets (including
         capitalized leases) ...................................................       1,112
Other real estate owned ........................................................           0
Investments in unconsolidated
         subsidiaries and associated
         companies .............................................................           0
Customers' liability to this bank
         on acceptances outstanding ............................................           0
Intangible assets:
      Goodwill .................................................................      60,292
      Other Intangible Assets ..................................................      19,132
Other assets ...................................................................       3,518
                                                                                     -------
Total assets ...................................................................     101,733
                                                                                     =======


LIABILITIES

Deposits:
         In domestic offices ..................................................         241
         Noninterest-bearing ..................................................         241
         Interest-bearing .....................................................           0
Federal funds purchased and securities
         sold under agreements to repurchase:
         Federal funds purchased ..............................................           0
         Securities sold under agreements to repurchase .......................           0
Trading liabilities ...........................................................           0
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases) ..............................................................       6,000
Bank's liability on acceptances
           executed and outstanding ...........................................           0
Subordinated notes and debentures .............................................           0
Other liabilities .............................................................       4,054
                                                                                    -------
Total liabilities .............................................................      10,295
                                                                                    =======
Minority interest in consolidated subsidiaries ................................           0

EQUITY CAPITAL

Perpetual preferred stock and related surplus .................................           0
Common stock ..................................................................         750
Surplus .......................................................................      69,299
Retained earnings .............................................................      21,388
Accumulated other comprehensive
         income ...............................................................           1
Other equity capital components ...............................................           0
                                                                                    -------
Total equity capital ..........................................................      91,438
                                                                                    -------
Total liabilities, minority interest, and equity capital ......................     101,733
                                                                                    =======



         I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

         Thomas J. Mastro           )       Comptroller


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


         Richard G. Jackson         )
         Nicholas C. English        )       Directors
         Karen B. Shupenko          )



                                       2